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Exhibit 3.33

                            ARTICLES OF INCORPORATION

The undersigned desiring to form a corporation (hereinafter referred to as "Corporation") pursuant to the provisions of Indiana Business Corporation Law.

                                   ARTICLE I.
                                      NAME

Name of Corporation - SHERWOOD HEALTHCARE CORP.

                                   ARTICLE II.
                           REGISTERED OFFICE AND AGENT

The street address of the corporation's initial registered office in Indiana and the name of its initial registered agent at that office is:

         William Robert Lee
         1302 Sherwood Drive
         Greenfield, Indiana 46140

                                  ARTICLE III.
                                AUTHORIZED SHARES

Number of shares:  1,000 Shares of Common.

                                   ARTICLE IV.
                                  INCORPORATORS

The name(s) and address(es) of the incorporator(s) of the corporation:

         William Robert Lee
         1302 Sherwood Drive
         Greenfield, IN 46140

         IN WITNESS WHEREOF, the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 15th day of February, 1991.

                                                       /s/ William Robert Lee
                                                       ----------------------
                                                           William Robert Lee

Instrument was prepared by:
William Robert Lee
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1302 Sherwood Drive
Greenfield, IN 46140

                           STATEMENT OF CONSENT TO ACT
                               AS REGISTERED AGENT

         CT Corporation System hereby accepts the appointment to serve as registered agent in Indiana for SHERWOOD HEALTHCARE CORP.

March 11, 1994                                    C T CORPORATION SYSTEM

                                                  By: /s/Daniel R. Glatz
                                                      -----------------------
                                                         Daniel R. Glatz,
                                                         Asst. Vice President